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                                                                    EXHIBIT 23.1




                         Consent of Independent Auditors


We hereby consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-79021) pertaining to the ResortQuest Savings & Retirement Plan (the "Plan") of our report dated June 14, 2002 with respect to the Plan's financial statements, notes and schedule included in this Annual Report (Form 11-K) for the years ended December 31, 2001 and 2000.


                                                 /s/ Cannon & Company, PC
                                              ------------------------------
                                              Cannon & Company, PC


                                              June 27, 2002